Exhibit 99.2

THIS SECURED CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  NO SALE OR DISPOSITION MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH RULE 144 UNDER SAID ACT OR AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER SATISFACTORY TO THE COMPANY  THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THIS NOTE AND THE SECURITIES ISSUABLE HEREUNDER IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN NOTE PURCHASE AGREEMENT BY AND BETWEEN THE HOLDER AND THE COMPANY.  COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

SECURED CONVERTIBLE PROMISSORY NOTE

$1,500,000.00	March 6, 2007
San Diego, California

For value received Full90 Sports, Inc., a Delaware corporation (“Payor” or the “Company”) promises to pay to DJO, LLC or its assigns (“Holder”) the principal sum of $1,500,000.00 with simple interest on the outstanding principal amount at the rate of 12% per annum or the maximum rate permissible by law (which under the laws of the State of California shall be deemed to be the laws relating to permissible rates of interest on commercial loans), whichever is less.  Interest shall commence with the date hereof and shall continue on the outstanding principal until paid in full or converted.  Interest shall be computed on the basis of a year of 365 days for the actual number of days elapsed and accrued but unpaid interest shall be payable (i) quarterly in arrears not later than the first day of each calendar quarter for the preceding quarter, beginning with April 1, 2007 and (ii) upon the date of any conversion of this Note pursuant to Section 3 hereof.

1.             This note (the “Note”) is issued pursuant to the terms of that certain Note Purchase Agreement (the “Purchase Agreement”) dated as of March 7, 2007 (the “Agreement Date”) and is executed and delivered in connection with that certain Security Agreement dated as of even date herewith and executed by Payor in favor of Holder (as the same may from time to time be amended, modified or supplemented or restated, the “Security Agreement”) and that certain Intellectual Property Security Agreement dated as of even date herewith and executed by Payor in favor of Holder (as the same may from time to time be amended, modified or supplemented or restated, the “IP Security Agreement”).  Additional rights and obligations of Holder are set forth in the Security Agreement and the IP Security Agreement.  All capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Purchase Agreement.

2.             All payments of interest and principal shall be in lawful money of the United States of America.  All payments shall be applied first to accrued interest, and thereafter to principal.

3.             Holder may, at any time upon (i) prior written notice to the Company substantially in the form attached hereto as Exhibit A (the “Conversion Notice”), (ii) delivery of the original executed copy of this Note to the Company and (iii) execution by Holder of counterpart signature pages to the Investor Rights Agreement, Right of First Refusal and Co-Sale Agreement and Voting Agreement, each dated as of March 6, 2007, elect to convert all of the outstanding principal balance of this Note into 2,573,781 shares of Series C Preferred Stock of the Company (the “Conversion Shares”).  The Conversion Shares, when issued in compliance with the provisions of this Note, will be validly issued, fully paid and nonassessable and free of any liens or encumbrances and issued in compliance with all applicable federal and state securities laws.

4.             Unless this Note has been converted in accordance with the terms of Section 3 above, the entire outstanding principal balance and all unpaid accrued interest shall become fully due and payable on the earlier of March 6, 2010 or immediately prior to an Acquisition or Asset Transfer (each as defined in the Company’s Amended and Restated Certificate of Incorporation, as amended from time to time).

5.             In the event of any default hereunder, Payor shall pay all reasonable attorneys’ fees and court costs incurred by Holder in enforcing and collecting this Note.

6.             Subject to Holder’s right to conversion of this Note pursuant to Section 3 above, Payor may prepay all or any part of the principal or accrued interest outstanding under this Note at any time upon 10 days prior written notice to Holder.

7.             The full amount of this Note is secured by the Collateral (as defined in the Security Agreement) identified and described as security therefor in the Security Agreement and the IP Security Agreement executed by and delivered by Payor to Holder.  Payor shall not, directly or indirectly, create, permit or suffer to exist, and shall defend the Collateral against and take such other action as is necessary to remove, any Lien (as defined in the Security Agreement) on or in the Collateral, or in any portion thereof, except as permitted pursuant to the Security Agreement.

8.             If there shall be any Event of Default hereunder, at the option and upon the declaration of Holder and upon written notice to Payor (which election and notice shall not be required in the case of an Event of Default under Section 8(c) or 8(d)), this Note shall accelerate and all principal and unpaid accrued interest shall become due and payable.  The occurrence of any one or more of the following shall constitute an “Event of Default”:

(a)           Payor fails to pay timely any of the principal amount due under this Note on the date the same becomes due and payable or any accrued interest or other amounts due under this Note on the date the same becomes due and payable;

(b)           Payor shall default in its performance of any covenant under this Note or the Purchase Agreement;

(c)           Payor files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing;

(d)           An involuntary petition is filed against Payor (unless such petition is dismissed or discharged within sixty (60) days) under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of Payor;

(e)           Any termination of Jeff Skeen’s employment with the Company (including his voluntary resignation); or

(f)            An “Event of Default” under the Security Agreement.

9.             Payor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Note.

10.          This Note shall be governed by and construed under the laws of the State of California, as applied to agreements among California residents, made and to be performed entirely within the State of California, without giving effect to conflicts of laws principles.

11.          Any term of this Note may be amended or waived with the written consent of Payor and Holder.

12.          This Note may be transferred only upon its surrender to the Company for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company.  Thereupon, this Note shall be reissued to, and registered in the name of, the transferee, or a new Note for like principal amount and interest shall be issued to, and registered in the name of, the transferee.  Interest and principal shall be paid solely to the registered holder of this Note.  Such payment shall constitute full discharge of the Company’s obligation to pay such interest and principal.

13.          The provisions of this Note shall inure to the benefit of and be binding on any successor to Payor and shall extend to any holder hereof.

14.          All rights with respect to this Note shall terminate upon a payment or conversion of the Conversion Shares in full, whether or not this Note has been surrendered.

FULL90 SPORTS, INC.

By:	/s/ Jeff Skeen
Name: Jeff Skeen
Title: CEO

EXHIBIT A

CONVERSION NOTICE

Date:

Pursuant to the provisions of Section 3 of that certain Secured Convertible Promissory Note (the “Note”) dated March 6, 2007 by Full90 Sports, Inc., a Delaware corporation (the “Company”), in favor of DJO, LLC (“DJO”) in the aggregate principal amount of $1,500,000.00, DJO hereby notifies and instructs the Company to convert $1,500,000.00 of the aggregate outstanding principal amount under the Note plus $                         in accrued interest thereon into 2,573,781 shares of the Company’s Series C Preferred Stock.

DJO, LLC

By:
Name:
Title: